UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported)  June 23, 2010
                                                       -------------

                                 MONROE BANCORP
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             (Exact Name of Registrant as Specified in Its Charter)

                                     INDIANA
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                 (State or Other Jurisdiction of Incorporation)

              000-31951                                    35-1594017
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       (Commission File Number)                (IRS Employer Identification No.)


      210 East Kirkwood Avenue
           Bloomington, IN                                   47408
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(Address of Principal Executive Offices)                   (Zip Code)

                                 (812) 336-0201
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Mark D. Bradford, the President and Chief Executive Officer of Monroe Bancorp (the "Corporation"), will be presenting information about the Corporation at the FIG Partners Investor Day being held in Indianapolis, Indiana on June 23, 2010 at 11:30 a.m. Eastern Time. Being furnished as Exhibit 99.1 are the slides used in connection with Mr. Bradford's presentation. The information included in
Exhibit 99.1 is hereby incorporated by reference in this Item 7.01.

The information in this Form 8-K, including the attached exhibit, is being furnished to the Securities and Exchange Commission and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended. Furthermore, the information contained in this Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by the Corporation.


Item 9.01 Financial Statements and Exhibits

(d)      Exhibit 99.1 FIG Partners Investor Day Presentation

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  June 23, 2010

                                             MONROE BANCORP



                                             /s/ Mark D. Bradford
                                             ----------------------------------
                                             Mark D. Bradford
                                             President, Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------


Exhibit
Number                            Description
------                            --------------------------------------
99.1                              FIG Partners Investor Day Presentation